EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 2.05.04

Rig Name		Rated Water Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	JACKUPS (45)
1	Britannia	200	'	Bret Engineering	UK North Sea		Contracted	early Jul 02	late Sep 04		Dayrate adjusted every 3-months based on market dayrate; dayrate for Jan thru Mar 04 estimated in low $50s; 2-week survey in early Jun 04
2	GSF Compact Driller	300	'	MLT 116-C	Thailand		Contracted	late Aug 02	early Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Jan-Mar 04 estimated in mid $50s
3	GSF Constellation I	400	'	F&G JU 2000	Singapore		Shipyard	early Jan 04	early Mar 04		Followed by MOB to Gulf of Mexico
4	GSF Galaxy I	400	'	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	late Jan 04	mid Mar 04	low $90s	Followed by estimated 1 1/2 month idle period (Rig swap Galaxy III); Followed by 4-month commitment in low $90s
5	GSF Galaxy II	400	'	KFELS Mod VI	East Canada		Available	late Nov 03	late May 04		Followed by 4-month commitment at $105
6	GSF Galaxy III	400	'	KFELS Mod VI	UK North Sea	Yes	Upgrades	early Feb 04	mid Mar 04		Followed by 10-month contract in low $90s; (rig swap Galaxy I), 600 day contract in low 100s commencing in mid-2005
7	GSF Galveston Key	300	'	MLT 116-C	Vietnam		Contracted	early May 02	late Oct 04		Dayrate adjusted every three months based on market dayrate; dayrate for Jan-Mar 04 estimated in mid $50s; 1-week survey early Apr 04
8	GSF Adriatic I	300	'	MLT 116-C	Nigeria		Contracted	late Jun 02	late Jun 04	low $70s
9	Glomar Adriatic II	350	'	MLT 116-C	Gulf of Mexico	Yes	Contracted	mid Jan 04	mid Feb 04	mid $30s	Followed by 2 week commitment in high $30s; followed by 2-month available period; followed by 2-month upgrades and 6-week MOB to Angola; followed by 2 1/2 year commitment in mid $50s
10	GSF Adriatic III	350	'	MLT 116-C	Gulf of Mexico	Yes	Contracted	early Jan 04	late Feb 04		Dayrate adjusted monthly based on market dayrate; dayrate estimated for Feb 04 in low $40s
11	GSF Adriatic IV	350	'	MLT 116-C	Egypt		Contracted	early Mar 03	early Mar 05	high $50s
12	GSF Adriatic V	300	'	MLT 116-C	Equatorial Guinea	Yes	Contracted	late Sep 03	mid Feb 04	high $40s	Followed by a 1 month contract in low $50s; (upgrades scheduled early Jun 04—late July 04); Followed by 2-week MOB to Angola; followed by a 2 1/2 year commitment in mid $50s
13	GSF Adriatic VI	225	'	MLT 116-C	Nigeria		Contracted	mid Nov 03	late April 04	high $40s
14	GSF Adriatic VII	350	'	MLT 116-C	Trinidad		Contracted	early Nov 03	mid Mar 04	low $50s	Followed by 2-month contract in low $60s
15	GSF Adriatic VIII	328	'	MLT 116-C	Nigeria	Yes	Contracted	mid Oct 02	mid Apr 04	low $50s	2-week survey mid Feb 04
16	GSF Adriatic IX	350	'	MLT 116-C	Gabon	Yes	Contracted	early Dec 03	late Apr 04	high $40s	Followed by repairs mid Apr 04—mid Jun 04; followed by 2 1/2-month contract in high $40s
17	GSF Adriatic X	350	'	MLT 116-C	Gulf of Mexico	Yes	Contracted	early Nov 03	mid Feb 04	mid $40s	Followed by a 1 1/2 month contract in high $40s
18	GSF Adriatic XI	225	'	MLT 116-C	UK North Sea		Contracted	mid Nov 03	mid Feb 04	high $40s	Followed by estimated idle period until late April 2004
19	GSF Baltic	375	'	MLT SUPER300	Nigeria		Contracted	early Jul 02	early Jul 04	mid $70s
20	Glomar High Island I	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Dec 03	late Feb 04		Dayrate adjusted monthly based on market dayrate; dayrate for Feb 04 estimated in low $30s
21	GSF High Island II	270	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 04	late Dec 04		Dayrate adjusted monthly based on market dayrate; dayrate for Feb 04 estimated in low $30s
22	GSF High Island III	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 04	late Feb 04		Dayrate adjusted monthly based on market dayrate; dayrate for Feb 04 estimated in low $30s
23	GSF High Island IV	270	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Dec 03	late Feb 04	low $30s	Followed by a 2-month contract in mid $30s; followed by 3-month commitment in mid $30s
24	GSF High Island V	270	'	MLT 82-SD-C	Gabon		Contracted	mid Jan 04	late Feb 04	high $30s	Followed by 1 1/2 month estimated idle period; followed by 4-month commitment in high $30s
25	GSF High Island VII	250	'	MLT 82-SD-C	Cameroon		Contracted	mid Jan 04	mid Mar 04	low $40s
26	GSF High Island VIII	250	'	MLT 82-SD-C	Gulf of Mexico		Contracted	early Jan 04	early Mar 04	low $30s
27	GSF High Island IX	250	'	MLT 82-SD-C	Gabon	Yes	Available	late May 03	mid Feb 04		Followed by 1-month contract in mid $40s
28	GSF Labrador	300	'	CFEMT-2005-C	UK North Sea	Yes	Available	late Jan 04	mid Mar 04		Followed by a 1-month commitment in low $50s
29	GSF Main Pass I	300	'	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Jan 04	late Feb 04		Dayrate adjusted monthly based on market dayrate; dayrate for Feb 04 estimated in low $30s
30	GSF Main Pass IV	300	'	F&G L780-II	Gulf of Mexico	Yes	Contracted	mid Dec 03	mid Mar 04	high $30s	Followed by 2-week commitment in high $30s; followed by 1-month commitment in low $40s
31	GSF Key Gibraltar	300	'	MLT 84-C (modified)	Malaysia	Yes	Contracted	mid Dec 03	late May 04	low $50s	Upgrades and underwater inspection early Jun 04—late Jun 04; followed by 12-month contract in low $50s
32	Key Hawaii	300	'	Mitsui 300-C	Saudi Arabia		Contracted	early Mar 03	mid Mar 04	low $40s	Followed by a 3-week upgrade period mid Mar 04
33	GSF Key Manhattan	350	'	MLT 116-C	Egypt		Contracted	mid May 03	early Jul 04	high $50s
34	GSF Key Singapore	350	'	MLT 116-C	Egypt		Contracted	mid Sep 03	late Jun 04	low $60s	3-week repair period in late Jun 04
35	GSF Magellan	350	'	F&G L-780 Mod V	UK North Sea		Available	early Nov 03	mid Mar 04		Followed by 3-month commitment in low $60s
36	GSF Monarch	350	'	F&G L-780 Mod V	UK North Sea		Contracted	early Dec 03	late Jun 04	high $70s	2-week survey early Apr 04; followed by 3-month contract in mid $60s
37	GSF Monitor	350	'	F&G L-780 Mod V	Trinidad		Contracted	mid Oct 03	mid Sep 04	mid $60s
38	GSF Parameswara	300	'	Baker Marine BMC 300 IC	Indonesia		Contracted	late Oct 02	mid Dec 04	low $70s	2-week underwater inspection early Jul 04
39	GSF Rig 103	250	'	MLT 52-C	Qatar		Contracted	mid Dec 02	late Oct 04	low $40s
40	GSF Rig 105	250	'	MLT 52-C	Gulf of Suez		Contracted	mid Dec 02	mid Dec 04	low $30s	Followed by 2-weeks repair period
41	GSF Rig 124	250	'	Modec 200C-45	Gulf of Suez	Yes	Contracted	mid Feb 03	late Mar 04	low $30s
42	GSF Rig 127	250	'	F&G L-780 Mod II	Qatar		Contracted	early Nov 02	early Jun 04	low $40s
43	GSF Rig 134	300	'	F&G L-780 Mod II	Malaysia		Contracted	early Nov 03	late Aug 04	low $50s	Followed by 10-month contract in mid $50s
44	GSF Rig 136	300	'	F&G L-780 Mod II	Indonesia		Contracted	late Sep 02	late May 04	high $60s	1-month upgrades in June 04
45	GSF Rig 141	250	'	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	early Feb 04	early Aug 04	mid $30s
	SEMISUBMERSIBLES (9)
1	GSF Aleutian Key	2,300	'	F&G Enhanced Pacesetter	Equatorial Guinea		Contracted	early Oct 03	early May 04	low $80s
2	GSF Arctic I	3,400	'	F&G L-907	Gulf of Mexico	Yes	Contracted	early Feb 04	late Mar 04	low $50s	Followed by a 2 week commitment in low $40s; followed by a 1 1/2-month contract in mid $50s
3	GSF Arctic III	1,800	'	F&G L-907	UK North Sea	Yes	Contracted	late Jul 03	mid Feb 04	mid $40s	Followed by 2 1/2-month contract in low $40s
4	GSF Arctic IV	1,800	'	F&G L-907	UK North Sea		Available	late Dec 03	late Feb 04		Followed by 3 1/2 month commitment in mid $30s
5	GSF Celtic Sea	5,750	'	F&G L-907	Gulf of Mexico		Available	early Jan 04			Idle period estimated until early March 2004
6	GSF Grand Banks	1,500	'	AKER H-3.2	East Canada		Contracted	early Jul 03	early Jul 05	$107s
7	GSF Arctic II	1,200	'	F&G L-907	UK North Sea		Cold stacked				Cold stacked
8	GSF Rig 135	2,400	'	F&G 9500 Enhanced Pacesetter	Equatorial Guinea		Contracted	mid Jan 03	late Jul 04	mid $70s
9	GSF Rig 140	2,400	'	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Available	mid Jul 03	late Mar 04		Followed by 2 1/2 month commitment in low $40s; followed by 5-month commitment in low $40s
	DRILLSHIPS (4)
1	GSF C.R. Luigs	9,000	'	GMDC	Gulf of Mexico	Yes	Contracted	mid Sep 03	mid Mar 04	$105s	Followed by 4 1/2-month contract in high $150s
2	Glomar Explorer	7,800	'	GMDC	Gulf of Mexico	Yes	Contracted	mid Sep 03	early Mar 04	high $110s	Followed by 1 month commitment at $105
3	Glomar Jack Ryan	8,000	'	GMDC	West Africa	Yes	Contracted	early Feb 04	late April 04	high $130s	Late June 04 MOB to Brazil; followed by 3-month commitment in mid $140s
4	Glomar R.F. Bauer	2,750	'	GMDC	Malta		Cold stacked				Cold stacked
	Rig Name	Rated Drilling Depth		Rig Design	Location		Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	PLATFORM (1)
1	Rig 82	20,000	'	National 1320-UE	UK North Sea		Contracted		late Jun 04	6,000	Active approximately 50% of the year

	Operated by Joint Venture (2)	Rated Drilling Depth		Rig Design	Location		Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
1	Dada Gorgud	1,557	'	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	low $100s
2	Istiglal	2,297	'	F&G Pacesetter	Caspian Sea		Contracted	mid Dec 98	late May 05	$6,000

	LAND RIGS (31)
1	Rig 92	16,000	'	National 1320-UE	Egypt		Contracted	mid Apr 03	mid Apr 04	low $10s
2	Rig 94	20,000	'	Oilwell E-2000	Egypt		Contracted	mid Oct 03	mid Oct 04	$9,900
3	Rig 97	20,000	'	Dreco	Venezuela		Available
4	Rig 102	16,000	'	National 110-UE	Kuwait-Saudi PNZ	Yes	Contracted	early Jan 04	mid Mar 04	low $10s
5	Rig 104	20,000	'	National 1320-UE	Egypt		Contracted	mid Oct 03	mid Nov 04	low $10s
6	Rig 119	20,000	'	Lee C. Moore	Venezuela		Contracted	early Jan 04	early Apr 04	low $20s
7	Rig 143	6,500	'	Ideco H 37 ED	Egypt		Contracted	late Jul 02	late Jul 04	$5,000
8	Rig 144	30,000	'	Emsco C3 111	Saudi Arabia		Contracted	mid Jun 01	early Jan 06	high $10s
9	Rig 146	10,000	'	Kremco 750	Kuwait		Available
10	Rig 147	16,000	'	National 110-UE	Kuwait		Available
11	Rig 150	11,500	'	National 80-UE	Oman		Contracted	late Oct 03	early Oct 07	mid $10s
12	Rig 151	11,500	'	National 80-UE	Oman		Contracted	late Oct 03	early Oct 07	mid $10s
13	Rig 155	30,000	'	Oilwell E-3000	Kuwait		Contracted	mid Apr 03	late Aug 04	high $10s
14	Rig 157	17,000	'	Dreco	Saudi Arabia		Contracted	mid Nov 03	early Nov 05	mid $10s
15	Rig 158	25,000	'	Oilwell E-2000	Kuwait		Contracted	mid Apr 03	late Aug 04	high $10s
16	Rig 159	8,000	'	Cooper LTO-750	Oman		Available
17	Rig 160	12,000	'	Dreco 1250 E	Kuwait		Contracted	mid Apr 03	late Aug 04	low $10s
18	Rig 161	12,000	'	Dreco 1250 E	Kuwait		Contracted	mid Apr 03	late Aug 04	mid $10s
19	Rig 169	16,000	'	National 110-UE	Kuwait		Available
20	Rig 170	14,000	'	National 110-UE	Kuwait		Available
21	Rig 171	10,000	'	Oilwell 660-E	Kuwait-Saudi PNZ		Available
22	Rig 172	10,000	'	Oilwell 660-E	Kuwait		Contracted	mid Apr 03	late Aug 04	low $10s	Idle period estimated early Sep 04 thru late Dec 04
23	Rig 173	30,000	'	Dreco	Saudi Arabia		Contracted	early Jan 01	early Oct 05	high $10s
24	Rig 174	30,000	'	Pyramid	Saudi Arabia		Available	late Jul 03			Idle period estimated until early May 04
25	Rig 176	30,000	'	Pyramid	Venezuela		Available
26	Rig 177	30,000	'	Dreco	Venezuela		Available
27	Rig 178	20,000	'	Pyramid	Venezuela		Available
28	Rig 179	20,000	'	Pyramid	Venezuela		Available
29	Rig 180	30,000	'	National 1625-UE	Kuwait		Contracted	early Nov 03	early Oct 06	low $20s
30	Rig 186	20,000	'	Pyramid	Venezuela		Available
31	Rig 187	20,000	'	Pyramid	Venezuela		Available

*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.

There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.

In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the fourth quarter 2003, miscellaneous revenues were approximately $45.3 million, including $14.8 million of cost reimbursements and $5.4 million for the Galaxy II early termination buyout. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the fourth quarter of fiscal 2003; (b) estimated dayrates (c) estimated contract periods; and (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) intense price competition and cyclicality of our industry; (b) changes in rig utilization and dayrates in response to the level of activity in the oil and natural gas industry, which is significantly affected by indications and expectations regarding the level and volatility of oil and natural gas prices, which in turn are affected by such things as political, economic and weather conditions affecting or potentially affecting regional or worldwide demand for oil and natural gas, actions or anticipated actions by OPEC, inventory levels, deliverability constraints, and future market activity; (c) our ability to secure contracts from current commitments with favorable terms; (d) presently unknown rig repair needs and/or additional opportunities to accelerate planned maintenance expenditures due to presently unanticipated rig downtime; (e) changes in the periods in which rigs are upgraded or cold stacked; (f) industry fleet capacity; and (g) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000-53,999

mid = 4, 5, 6.999 ie: 54,000-56,999

high = 7, 8, 9.999 ie: 57,000-59,999

Cold Stacked = a rig which is removed from service, the crew is released, and little or no scheduled maintenance is performed in anticipation of a prolonged period before the rig reenters service.